TERMINATION AGREEMENT


                    This TERMINATION AGREEMENT dated as of March 7, 1997 ("Agreement") is entered into with reference to the Reducing Revolving Loan Agreement dated as of May 25, 1994, as amended by Amendments No. 1 through 8 thereto among the undersigned, as Borrowers, Bank of America National Trust and Savings Association, Bankers Trust Company, The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency and Societe Generale, as Co-
          Agents,  and  Bank   of  America  National   Trust  and   Savings
          Association, as Administrative Co-Agent for the Banks (the "Existing Loan Agreement"). Capitalized terms used in this Agreement are used with the meanings set forth for those terms in the Existing Loan Agreement.

                                      RECITALS

                    A. Promptly following the execution of this Agreement, it is anticipated that Mirage Resorts, Incorporated ("MRI") will enter into an Amended and Restated Loan Agreement (the "Replacement Loan Agreement") with Morgan Guaranty Trust Company of New York, as Documentation Agent, Bank of America National Trust and Savings Association, as Administrative Agent, and a syndicate composed of a majority of the Banks under the Existing Loan Agreement.

                    B. Borrowers other than MRI (the "Subsidiaries") have determined that it is in their mutual best interests that the credit needs of MRI and its Subsidiaries be arranged for through MRI.

                    C. The Subsidiaries have made appropriate arrangements with MRI to obtain working capital by means of inter-company advances, equity contributions or otherwise.

                    D. The Banks under the Existing Loan Agreement are willing to release the Subsidiaries from their obligations thereunder.

                    E. Accordingly, Borrowers desire that the Subsidiaries terminate their status as Borrowers under the Existing Loan Agreement.

                    NOW, THEREFORE, Borrowers and the Administrative Co-Agent hereby agree as follows:

                    1. Termination of Subsidiaries' Status. Subsidiaries hereby terminate their status as Borrowers under the Existing
          Loan  Agreement,  concurrently  with  the  effectiveness  of  the

                                  Exhibit 10(r)

          Replacement Loan Agreement. The Administrative Co-Agent hereby accepts such termination of the status of each of the Subsidiaries as Borrowers under the Existing Loan Agreement on behalf of the Banks and releases the Subsidiaries from further obligation under the Existing Loan Agreement.

                    2. Termination of Obligations of Significant Subsidiaries Under Subsidiary Guaranty. The Administrative Co-
          Agent hereby accepts the termination of the obligations of the Significant Subsidiaries under the Subsidiary Guaranty, and the Significant Subsidiaries are released from all further obligations thereunder.

                    3. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the local Laws of Nevada.

                    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above.


                              MIRAGE RESORTS, INCORPORATED,
                              a Nevada corporation

                              By:    DANIEL R. LEE
                                     ______________________________________
                                     Daniel R. Lee, Chief Financial Officer

                              THE MIRAGE CASINO-HOTEL,
                              a Nevada corporation
                              and
                              BELLAGIO (formerly known as MR Realty),
                              a Nevada corporation

                              By:    DANIEL R. LEE
                                     ______________________________________
                                     Daniel R. Lee, Assistant Treasurer
                                     of each of the foregoing


                              MH, INC., a Nevada corporation,
                              TREASURE ISLAND CORP.,
                              a Nevada corporation, and
                              GNLV, CORP., a Nevada corporation

                              By:    DANIEL R. LEE
                                     ______________________________________
                                     Daniel R. Lee, Treasurer of each of
                                     the foregoing


                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION, as
                              Administrative Co-Agent

                              By:    JANICE HAMMOND
                                     ______________________________________

                              Title: Vice President
                                     ______________________________________

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